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                                                                   Exhibit 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report on Form 10-K of Datascope Corp. (the "Company") for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 24, 2003


                             /s/ Lawrence Saper
                             --------------------------------------------------
                             Lawrence Saper
                             Chairman of the Board and Chief Executive Officer


                             /s/ Murray Pitkowsky
                             --------------------------------------------------
                             Murray Pitkowsky
                             Senior Vice President, Chief Financial Officer
                             and Treasurer